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                                                                    EXHIBIT 10.9


                       FIRST AMENDMENT TO LEASE AGREEMENT


                                     Between


                 ANDREA TACCHINO COMPANY, a Nevada Corporation,


                                    LANDLORD


                                       And


                      MOTOR CARGO, INN, a Utah Corporation,


                                     TENANT


                                  March 1, 1990

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         THIS FIRST AMENDMENT TO LEASE, made and entered into the 1st day of
March, 1990, by and between ANDREA TACCHINO COMPANY, a Nevada corporation ("Landlord"), and MOTOR CARGO, INC., a Utah corporation ("Tenant").

                              W I T N E S S E T H:

         WHEREAS, effective January 1, ,989, the Landlord and Tenant entered into a Lease Agreement; and

         WHEREAS, effective August 1, 1989, Landlord and Viking Freight System, Inc. ("Viking") entered into a Lease Agreement (the "Viking Lease"); and

         WHEREAS, Viking desires to terminate the Viking Lease, and Tenant desires to lease a portion of the premises leased by Viking; and I

         WHEREAS, the Landlord and Tenant desire to amend the Lease Agreement, as is hereinafter Set forth.

         NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants and conditions herein contained, Landlord and Tenant hereby agree as follows:

         A. Article I of the Net Lease Agreement, as amended, is hereby amended to read as follows:

                                   "ARTICLE I

                    PREMISES, USE AND ORIGINAL TERM OF LEASE

                  SECTION 1.1 The Landlord hereby demises and leases to the Tenant, and the Tenant hereby

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                  hires and leases from the Landlord, for the term and upon the conditions and provisions hereinafter set forth, in an as is condition all that certain real property together with the existing improvements hereon (the "Premises") situated in the City of Reno, County of Washoe, State of Nevada, more particularly described on Exhibit "A-1" attached hereto and made a part hereof.

                  SECTION 1.2 Section 1.2 is not changed.

                  SECTION 1.3 The original term of this Lease shall commence at 12:01 a.m. on the first day of January, 1989 (the "Commencement Date") and shall end at 11:59 p.m. on December 31, 1999."

                  B. Article II of the Lease Agreement, as amended, is hereby amended to read as follows:

                  "SECTION 2.1 Section 2.1 is not changed.

                  SECTION 2.2 Subject to the provisions of Section 2.3, the annual basic rent for each year, effective on the date of this Amendment through December 31, 1999, shall be $124,717.92.


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                  SECTION 2.3 The annual basic rent shall be increased, but not decreased, at the beginning of the second, fourth, and seventh Lease Years based on the Consumer Price Index. The index to be used shall be the Consumer Price Index for All Urban Wage Earners and Clerical Workers for the City of San Francisco, California, All Items, published by the Bureau of Labor Statistics of the United States Department of labor using the period 1982-1984 = 100 as the base period (the "Consumer Price Index"). The increase shall be computed by dividing the annual basic rent in effect on the date of this Amendment ($124, 717.92), by the index number for the month of October, 1988, which is 121.3 and then multiplying the quotient so obtained by the index number for the month of October preceding the initial month of the Lease Year for which the increase is being calculated.

                  SECTION 2.4 Section 2.4 is not changed.

                  SECTION 2.5 Section 2.5 is not changed.

                  SECTION 2.6 Section 2.6 is not changed.

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                  SECTION 2.7 Section 2.7 is not changed.

                  SECTION 2.8 Section 2.8 is not changed.

                  SECTION 2.9 Section 2.9 is not changed.

         C. This First Amendment to Lease Agreement may be executed in any number of counterparts with the same effect as if the signatures hereto and thereto were on the same instrument.

         D. Except as specifically modified herein by Lease Agreement dated January 1,1989, shall remain in full force and effect and the parties shall be bound by all of the terms and conditions hereof.

         IN WITNESS WHEREOF, the Landlord and the Tenant have executed this First Amendment to Lease Agreement the day and year above written.



                                       ANDREA TACCHINO COMPANY
                                       By:_________________________________

                                       Its:________________________________
                                                                   Landlord

                                       MOTOR CARGO, INC.
                                       By:_________________________________

                                       Its:________________________________
                                                                     Tenant